UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 1, 2026

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 1, 2026, the Board of Directors (the “Board”) of Grocery Outlet Holding Corp., a Delaware corporation (the “Company”), increased the size of the Board from ten to twelve directors, and appointed Frances L. Allen and Felicia D. Thornton as directors, effective April 1, 2026, each to serve a term effectively expiring at the Company’s 2026 annual meeting of stockholders due to the declassification of the Board as of such meeting.
The Board has determined that each of Mss. Allen and Thornton qualifies as an independent director in accordance with the applicable requirements of The Nasdaq Stock Market LLC.
Ms. Allen has over 40 years of consumer experience and food industry leadership with demonstrated expertise across brand strategy, marketing, franchising, technology and operations. She most recently served as President and Chief Executive Officer and a director of Checkers Drive-In Restaurants, Inc., a privately held drive-thru restaurant chain, from 2020 until her retirement in 2024. Ms. Allen previously served as the President and Chief Executive Officer of Boston Market Corporation, a privately held fast casual restaurant chain, from 2018 to 2020, and as Brand President of Jack in the Box Inc. (Nasdaq: JACK) from 2014 to 2018. Ms. Allen also served as Chief Brand Officer of Denny’s Corporation (Nasdaq: DENN), Chief Marketing Officer of Dunkin’ Donuts USA, and has held leadership roles at Sony Ericsson, PepsiCo, Inc. (Nasdaq: PEP) and Frito-Lay. Ms. Allen has served as a director of Brinker International (NYSE: EAT) since 2020, and currently serves as a member of the Audit Committee and the Governance and Nominating Committee. She also serves on the advisory boards of Hi-Auto and the Global Retail Marketing Association (GRMA). She previously served as a director of MarineMax, Inc. (NYSE: HZO) from 2013 to 2015. Ms. Allen holds a Bachelor of Science in Mathematics from Southampton University.
Ms. Thornton has over 30 years of leadership experience in the grocery, retail and specialty retail industry, with proven expertise in corporate finance, strategic growth, operational restructuring and corporate governance. She most recently served in executive and director positions with Number Holdings, Inc. (99 Cents Only Stores), a retail chain, including as Chair of the Board from 2023 to 2025, Vice Chair of the Board from 2018 to 2023, Interim Chief Executive Officer from 2019 to 2020, and Chief Financial Officer and Treasurer from 2015 to 2018. Ms. Thornton previously served as the Co-Chief Executive Officer, President and Chief Operating Officer of Demoulas Super Markets, Inc. (Market Basket), a supermarket chain, in 2014, as Chief Executive Officer of Knowledge Universe U.S., a private childhood education company, from 2006 to 2011, and as Chief Financial Officer and Executive Vice President of Strategy of Albertsons Inc., a supermarket chain, from 2001 to 2006. Ms. Thornton also served as Group Vice President, Retail Operations, of The Kroger Co. and in various executive strategic and financial roles at Ralphs and Fred Meyer, both grocery store chains that became part of The Kroger Co. Ms. Thornton has served as a director of Floor & Decor Holdings, Inc. (NYSE: FND) since 2017, and currently serves as the Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee. She previously served as a director of Pactiv Evergreen Inc. (Nasdaq: PTVE) from 2020 to 2025, Ares Acquisition Corp. II (NYSE: AACT) from 2023 to 2025, Ares Acquisition Corp. I (NYSE: AAC) from 2021 to 2023, and Nordstrom, Inc. (NYSE: JWN) from 2010 to 2012. Ms. Thornton is a National Association of Corporate Directors (NACD) Fellow and holds an NACD Directorship Certification. She holds a Master of Business Administration from the University of Southern California and a Bachelor of Science in Economics from Santa Clara University.
Mss. Allen and Thornton will each receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation policy, which was previously filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2024.
Mss. Allen and Thornton will each be a party to the Company's customary indemnification agreement for the benefit of Board directors and executive officers of the Company, the form of which was previously filed with the SEC as Exhibit 10.31 to the Company’s Registration Statement on Form S-1. There are no arrangements or understandings between either of Mss. Allen and Thornton, on the one hand, and any other person pursuant to which they were selected as directors. Neither Ms. Allen nor Ms. Thornton have family relationships with any director or executive officer of the Company, and there are no transactions in which either of them have a material interest requiring disclosure under Item 404(a) of Regulation S-K.
On April 2, 2026, the Company issued a press release announcing the foregoing appointments. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On April 2, 2026, the Company issued a press release announcing Mss. Allen’s and Thornton’s appointments as directors of the Board. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this current report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 2, 2026, entitled “Grocery Outlet Holding Corp. Adds Two New Independent Directors”
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	April 2, 2026	By:	/s/ Luke D. Thompson
		Name:	Luke D. Thompson
		Title:	Executive Vice President, General Counsel and Secretary